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                                                                  EXHIBIT 23.1



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Incentive Stock Plan of Crosswalk.com, Inc. of our reports dated February 9, 2001, with respect to the consolidated financial statements and schedule of Crosswalk.com, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.




McLean, Virginia
March 19, 2001